Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ZipRecruiter, Inc., a Delaware corporation (the “Company”), for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Timothy Yarbrough, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(1)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 6, 2024	/s/ Timothy Yarbrough
Timothy Yarbrough
Chief Financial Officer (Principal Financial Officer)